UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2022

RMG ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40013	98-1574120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

57 Ocean, Suite 403, 5775 Collins Avenue
Miami Beach, Florida	33140
(Address of Principal Executive Offices)	(Zip Code)

(786) 584-8352

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	RMGCU	The Nasdaq Capital Market LLC
Class A Ordinary Shares included as part of the units	RMGC	The Nasdaq Capital Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	RMGCW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 21, 2022, Mr. W. Grant Gregory, a Class II director and member of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of RMG Acquisition Corp. III (the “Company”) notified the Company of his decision to resign as a member of the Board and the Nominating and Corporate Governance Committee of the Board, effective as of October 21, 2022.

After giving effect to Mr. Gregory’s resignation, the Board no longer has a majority of independent directors as required by Nasdaq Marketplace Rule 5605(b)(1). The Company informed Nasdaq of the foregoing and received, on October 26, 2022, a notice from Nasdaq regarding its non-compliance with this rule. The Nasdaq notice stated that the Nasdaq Marketplace Rules have a cure period for the majority independent board requirement, which gives the Company until the earlier of the Company’s next annual meeting of shareholders or October 21, 2023 to regain compliance. The Company intends to timely regain compliance with the rule.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2022, Mr. Gregory notified the Company of his decision to resign as a member of the Board and the Nominating and Corporate Governance Committee of the Board, effective as of October 21, 2022. Mr. Gregory’s decision to resign was not the result of any dispute or disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMG Acquisition Corp. III

Date: October 26, 2022	By:	/s/ Wesley Sima
	Name:	Wesley Sima
	Title:	Chief Financial Officer